                                                                    Exhibit 99.1

                  [HANCOCK ROTHERT & BUNSHOFT LLP LETTERHEAD]

ANDREW K. GORDON                                                       HANCOCK
Email Address: agordon@hrblaw.com                                      ROTHERT &
                                                                       BUNSHOFT
                                                                       ---LLP---
                                                                       ATTORNEYS


                                  May 3, 2000

                                                 PRIVILEGED AND CONFIDENTIAL
                                                 ATTORNEY-CLIENT COMMUNICATION
                                                 CONTAINING CONFIDENTIAL AND
                                                 PROTECTED ATTORNEY WORK PRODUCT

Mr. James F. Carr
Mr. Kevin P. Maloney
National Institute Companies of America
55 South Main Street
Washington, PA 15301


Mr. Timothy E. Smail
600 Market Street
McKeesport, Pa 15132

          RE:  WINDSOR CAPITAL FINANCE, INC. V. MBHC, ET AL.


Dear Kevin and Tim:

          Enclosed please find conformed copies of the Request for Dismissals executed on behalf of all parties in the above-referenced matter. Please note that the dismissal filed with the Court on behalf of defendants and cross-complainants was not executed. We are submitting an executed dismissal to the Court for filing. I will forward a conformed copy as soon as it is received.


                                             Very truly yours,

                                             /s/ Andrew K. Gordon

                                             Andrew K. Gordon


AKG:la


Enclosures
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
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ATTORNEY OR PARTY WITHOUT ATTORNEY (NAME AND ADDRESS):         TELEPHONE NO:   |                  FOR COURT USE ONLY
                                                                               |
Andrew K. Gordon (#99714)                                      415-981-5550    |                        ENDORSED
HANCOCK ROTHERT & BUNSHOFT LLP                                                 |                   FILED APR 13 2000
Four Embarcadero Center, 2nd Floor                                             |
San Francisco, CA 94111-4168                                                   |                    JOSE O. GUILLEN
                                                                               |                COURT EXECUTIVE OFFICER
                                                                               |
ATTORNEY FOR (Name):     Defendants and Cross-Complainants                     |                BY: /s/ M MEYERS
--------------------------------------------------------------------------------                   ------------------------
Insert name of court and name of judicial district and branch court, if any:   |                   DEPUTY
                                                                               |
SUPERIOR COURT OF THE STATE OF CALIFORNIA                                      |
NAPA COUNTY                                                                    |
--------------------------------------------------------------------------------
PLAINTIFF/PETITIONER: WINDSOR CAPITAL FINANCE, INC.,                           |
                      ET AL.                                                   |
                                                                               |
DEFENDANT/RESPONDENT: MORTGAGE BANKERS HOLDING CORP.,                          |
                      ET AL.                                                   |
------------------------------------------------------------------------------------------------------------------------------------
                         REQUEST FOR DISMISSAL                                 | CASE NUMBER:
[ ]  PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                       | 26-04327
     [ ] MOTOR VEHICLE        [ ] OTHER                                        |
[ ]  FAMILY LAW                                                                |
[ ]  EMINENT DOMAIN                                                            |
[X]  OTHER (SPECIFY): BREACH OF CONTRACT                                       |
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     -- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. --
------------------------------------------------------------------------------------------------------------------------------------

1.   TO THE CLERK: Please DISMISS this action as follows:
     a. (1) [X] With prejudice          (2) [ ] Without prejudice

     b. (1) [ ] Complaint               (2) [ ] Petition
        (3) [X] Cross-complaint filed by (name): Mortgage Bankers Holding Corp.      on (date): September 2, 1999
        (4) [ ] Cross-complaint filed by (name):                                     on (date):
        (5) [ ] Entire action of all parties and all causes of action
        (6) [ ] Other (specify):*

Date: April __, 2000                                                            HANCOCK ROTHERT & BUNSHOFT LLP

Andrew K. Gordon (#99714)                                                       by:
----------------------------------------------------------------------             -------------------------------------------------
(TYPE OR PRINT NAME OF   [X] ATTORNEY   [ ] PARTY WITHOUT ATTORNEY)                                 (SIGNATURE)
                                                                                   ATTORNEY OR PARTY WITHOUT ATTORNEY FOR:

*    If dismissal requested is of specified parties only, of specified          [ ]  Plaintiff/Petitioner   [ ] Defendant/Respondent
     causes of action only, or of specified cross-complaints only, so           [X]  Cross-complainant
     state and identify the parties, causes of action, or
     cross-complaints to be dismissed.
====================================================================================================================================
2.   TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:


                                                                                by:
----------------------------------------------------------------------             -------------------------------------------------
(TYPE OR PRINT NAME OF   [ ] ATTORNEY   [ ] PARTY WITHOUT ATTORNEY)                                 (SIGNATURE)
                                                                                   ATTORNEY OR PARTY WITHOUT ATTORNEY FOR:

*    If a cross-complaint - or Response (Family Law) seeking                    [ ]  Plaintiff/Petitioner   [ ] Defendant/Respondent
     affirmative relief - is on file, the attorney for cross-complainant        [ ]  Cross-complainant
     (respondent) must sign this consent if required by Code of Civil
     Procedure section 581(i) or (j).
====================================================================================================================================
(To be completed by clerk)

3.   [ ] Dismissal entered as requested on (date):
4.   [X] Dismissal entered on (date):   APR 13, 2000   as to only (name):   as stated above
5.   [ ] Dismissal not entered as requested for the following reasons (specify):

6.   [X] a. Attorney or party without attorney notified on (date):    APR 13, 2000
         b. Attorney or party without attorney not notified. Filing party failed to provide
            [ ] a copy to conform       [ ] means to return conformed copy

Date: APR 13, 2000                                                             Clerk, by  M MEYERS                      , Deputy
                                                                                          ------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      Form Adopted by the                     REQUEST FOR DISMISSAL                     Code of Civil Procedure, Section 581 et seq.
 Judicial Council of California                                                            Cal. Rules of Court, rules 383, 1233
982(a)(5) [Rev. January 1, 1997]
        Mandatory Form

------------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (NAME AND ADDRESS):         TELEPHONE NO:   |                  FOR COURT USE ONLY
                                                                               |
Gregory B. Orton (#184142)                                     707-935-0356    |                        ENDORSED
LAW OFFICES OF GREGORY B. ORTON                                                |                   FILED APR 13 2000
P.O. Box 235                                                                   |
El Verano, CA 95433                                                            |                    JOSE O. GUILLEN
                                                                               |                COURT EXECUTIVE OFFICER
                                                                               |
ATTORNEY FOR (Name):     Defendants and Cross-Complainants                     |                BY: /s/ M MEYERS
--------------------------------------------------------------------------------                   ------------------------
Insert name of court and name of judicial district and branch court, if any:   |                   DEPUTY
                                                                               |
SUPERIOR COURT OF THE STATE OF CALIFORNIA                                      |
NAPA COUNTY                                                                    |
--------------------------------------------------------------------------------
PLAINTIFF/PETITIONER: WINDSOR CAPITAL FINANCE, INC.,                           |
                      ET AL.                                                   |
                                                                               |
DEFENDANT/RESPONDENT: MORTGAGE BANKERS HOLDING CORP.,                          |
                      ET AL.                                                   |
------------------------------------------------------------------------------------------------------------------------------------
                         REQUEST FOR DISMISSAL                                 | CASE NUMBER:
[ ]  PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                       | 26-04327
     [ ] MOTOR VEHICLE        [ ] OTHER                                        |
[ ]  FAMILY LAW                                                                |
[ ]  EMINENT DOMAIN                                                            |
[X]  OTHER (SPECIFY): BREACH OF CONTRACT                                       |
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     -- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. --
------------------------------------------------------------------------------------------------------------------------------------

1.   TO THE CLERK: Please DISMISS this action as follows:
     a. (1) [X] With prejudice          (2) [ ] Without prejudice

     b. (1) [ ] Complaint               (2) [ ] Petition
        (3) [X] Cross-complaint filed by (name): F. Thomas Eck, III                  on (date): February 17, 1999
        (4) [ ] Cross-complaint filed by (name):                                     on (date):
        (5) [ ] Entire action of all parties and all causes of action
        (6) [ ] Other (specify):*

Date: April 13, 2000                                                            LAW OFFICES OF GREGORY B. ORTON

Gregory B. Orton (#184142)                                                      by: /s/ GREGORY B. ORTON
----------------------------------------------------------------------             -------------------------------------------------
(TYPE OR PRINT NAME OF   [X] ATTORNEY   [ ] PARTY WITHOUT ATTORNEY)                                 (SIGNATURE)
                                                                                   ATTORNEY OR PARTY WITHOUT ATTORNEY FOR:

*    If dismissal requested is of specified parties only, of specified          [ ]  Plaintiff/Petitioner   [ ] Defendant/Respondent
     causes of action only, or of specified cross-complaints only, so           [X]  Cross-complainant
     state and identify the parties, causes of action, or
     cross-complaints to be dismissed.
====================================================================================================================================
2.   TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:


                                                                                by:
----------------------------------------------------------------------             -------------------------------------------------
(TYPE OR PRINT NAME OF   [ ] ATTORNEY   [ ] PARTY WITHOUT ATTORNEY)                                 (SIGNATURE)
                                                                                   ATTORNEY OR PARTY WITHOUT ATTORNEY FOR:

*    If a cross-complaint - or Response (Family Law) seeking                    [ ]  Plaintiff/Petitioner   [ ] Defendant/Respondent
     affirmative relief - is on file, the attorney for cross-complainant        [ ]  Cross-complainant
     (respondent) must sign this consent if required by Code of Civil
     Procedure section 581(i) or (j).
====================================================================================================================================
(To be completed by clerk)

3.   [ ] Dismissal entered as requested on (date):
4.   [X] Dismissal entered on (date):   APR 13, 2000   as to only (name):   as stated above
5.   [ ] Dismissal not entered as requested for the following reasons (specify):

6.   [X] a. Attorney or party without attorney notified on (date):    APR 13, 2000
         b. Attorney or party without attorney not notified. Filing party failed to provide
            [ ] a copy to conform       [ ] means to return conformed copy

Date: APR 13, 2000                                                             Clerk, by  M MEYERS                      , Deputy
                                                                                          ------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      Form Adopted by the                     REQUEST FOR DISMISSAL                     Code of Civil Procedure, Section 581 et seq.
 Judicial Council of California                                                            Cal. Rules of Court, rules 383, 1233
982(a)(5) [Rev. January 1, 1997]
        Mandatory Form

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
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ATTORNEY OR PARTY WITHOUT ATTORNEY (NAME AND ADDRESS):         TELEPHONE NO:   |                  FOR COURT USE ONLY
                                                                               |
Michael R. Matthias (#57728)                                   310-820-0083    |                        ENDORSED
Peter Berlin (#185966)                                                         |                   FILED APR 13 2000
1990 S. Bundy Dr., Suite 790                                                   |
Los Angeles, CA 90025-5244                                                     |                    JOSE O. GUILLEN
                                                                               |                COURT EXECUTIVE OFFICER
                                                                               |
ATTORNEY FOR (Name):     Plaintiffs                                            |                BY: /s/ M MEYERS
--------------------------------------------------------------------------------                   ------------------------
Insert name of court and name of judicial district and branch court, if any:   |                   DEPUTY
                                                                               |
SUPERIOR COURT OF THE STATE OF CALIFORNIA                                      |
NAPA COUNTY                                                                    |
--------------------------------------------------------------------------------
PLAINTIFF/PETITIONER: WINDSOR CAPITAL FINANCE, INC.,                           |
                      ET AL.                                                   |
                                                                               |
DEFENDANT/RESPONDENT: MORTGAGE BANKERS HOLDING CORP.,                          |
                      ET AL.                                                   |
------------------------------------------------------------------------------------------------------------------------------------
                         REQUEST FOR DISMISSAL                                 | CASE NUMBER:
[ ]  PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                       | 26-04327
     [ ] MOTOR VEHICLE        [ ] OTHER                                        |
[ ]  FAMILY LAW                                                                |
[ ]  EMINENT DOMAIN                                                            |
[X]  OTHER (SPECIFY): BREACH OF CONTRACT                                       |
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     -- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. --
------------------------------------------------------------------------------------------------------------------------------------

1.   TO THE CLERK: Please DISMISS this action as follows:
     a. (1) [X] With prejudice          (2) [ ] Without prejudice

     b. (1) [X] Complaint               (2) [ ] Petition
        (3) [ ] Cross-complaint filed by (name):                                     on (date):
        (4) [ ] Cross-complaint filed by (name):                                     on (date):
        (5) [ ] Entire action of all parties and all causes of action
        (6) [ ] Other (specify):*

Date: April 6, 2000                                                             MATTHIAS & BERG LLP

Michael R. Matthias (#57728)                                                    by: /s/ MICHAEL R. MATTHIAS
----------------------------------------------------------------------             -------------------------------------------------
(TYPE OR PRINT NAME OF   [X] ATTORNEY   [ ] PARTY WITHOUT ATTORNEY)                                 (SIGNATURE)
                                                                                   ATTORNEY OR PARTY WITHOUT ATTORNEY FOR:

*    If dismissal requested is of specified parties only, of specified          [X]  Plaintiff/Petitioner   [ ] Defendant/Respondent
     causes of action only, or of specified cross-complaints only, so           [ ]  Cross-complainant
     state and identify the parties, causes of action, or
     cross-complaints to be dismissed.
====================================================================================================================================
2.   TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:


                                                                                by:
----------------------------------------------------------------------             -------------------------------------------------
(TYPE OR PRINT NAME OF   [ ] ATTORNEY   [ ] PARTY WITHOUT ATTORNEY)                                 (SIGNATURE)
                                                                                   ATTORNEY OR PARTY WITHOUT ATTORNEY FOR:

*    If a cross-complaint - or Response (Family Law) seeking                    [ ]  Plaintiff/Petitioner   [ ] Defendant/Respondent
     affirmative relief - is on file, the attorney for cross-complainant        [ ]  Cross-complainant
     (respondent) must sign this consent if required by Code of Civil
     Procedure section 581(i) or (j).
====================================================================================================================================
(To be completed by clerk)

3.   [X] Dismissal entered as requested on (date):   APR 13, 2000
4.   [ ] Dismissal entered on (date):                  as to only (name):
5.   [ ] Dismissal not entered as requested for the following reasons (specify):

6.   [X] a. Attorney or party without attorney notified on (date):    APR 13, 2000
         b. Attorney or party without attorney not notified. Filing party failed to provide
            [ ] a copy to conform       [ ] means to return conformed copy

Date: APR 13, 2000                                                             Clerk, by  M MEYERS                      , Deputy
                                                                                          ------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      Form Adopted by the                     REQUEST FOR DISMISSAL                     Code of Civil Procedure, Section 581 et seq.
 Judicial Council of California                                                            Cal. Rules of Court, rules 383, 1233
982(a)(5) [Rev. January 1, 1997]
        Mandatory Form